April 30, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com/fundinfo. You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 30, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Global Innovators Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None(1)	None(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.75%		0.75%
Distribution (12b-1) Fees:		None		None
Other Expenses:		0.50%		0.35%
Shareholder Servicing Plan Fees	0.18%		None
All Other Expenses	0.32%		0.35%
Total Annual Fund Operating Expenses:		1.25%		1.10%
Fee Waiver/Expense Reimbursement:(2)		(0.01)%		(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:(2)		1.24%		0.99%

(1)      The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.

(2)      The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, fees related to services for reclamation or collection of foreign taxes withheld, interest, taxes, dividends on short positions, investment-related costs and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses for Investor Class shares and for Institutional Class shares to 1.24% and 0.99% respectively through June 30, 2028. For each share class to the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$393	$683	$1,509
Institutional Class	$101	$315	$573	$1,309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.34% of the average value of its portfolio.

Principal Investment Strategies

The Global Innovators Fund invests in publicly-traded equity securities of companies that the Adviser believes are positioned for growth due to advances in technology, communications, globalism or innovative management. The Fund invests in companies that the Adviser believes can create value through original thinking. The Fund will consider all companies in the world’s developed stock markets, such as the United States, the United Kingdom, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and other stock markets in the European Union. The Fund also may consider investments in emerging stock markets, such as in China, Korea, Taiwan, Malaysia, Thailand, South Africa and Mexico. The Fund considers “emerging stock markets” to be stock markets in countries considered to be emerging market countries by any of the World Bank, the International Monetary Fund or any widely-recognized index of emerging market securities (e.g., Dow Jones, FTSE, S&P, MSCI).

The Fund will normally hold around 35 positions of approximately equal weight. The Fund may invest in companies of any capitalization size. The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities. For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in companies, wherever located, that the Adviser believes are positioned to benefit from innovations in technology, communication, globalism or management strategies.

Principal Risks

You can lose money investing in shares of the Global Innovators Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investing in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value (“NAV”) or its ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in our Fund section of this Prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in this Fund.

Industry Risks. The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change. The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful. The Fund may have more investments in these areas than other equity funds that do not focus on companies implementing innovation.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. The continued impact of Covid-19 and related variants is uncertain and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States.

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU). Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund’s NAV could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The annual returns bar chart demonstrates the risks of investing in the Global Innovators Fund by showing how the performance of the Fund’s Investor Class shares has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of two broad-based securities market indices. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website: www.gafunds.com.

‘15
‘16
‘17
‘18
‘19
‘20
‘21
‘22
‘23
‘24
-3.04%
9.51%
34.75%
-16.80%
37.00%
36.17%
21.52%
-29.67%
39.34%
19.54%

The year-to-date return for the Fund
as of March 31, 2025, was (3.52)%.

During the period shown in the bar
chart, the best performance for a
quarter was 27.36% (for the quarter
ended June 30, 2020). The worst
performance was (19.73)% (for the
quarter ended June 30, 2022).

Average Annual Total Returns as of 12/31/24	One Year	Five Years	Ten Years
Global Innovators Fund:
Investor Class Return Before Taxes	19.54%	14.15%	12.20%
Investor Class Return After Taxes on Distributions(1)	16.47%	11.78%	10.51%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares(1)	13.91%	11.04%	9.76%
Institutional Class Return Before Taxes*	19.83%	14.43%	12.45%
MSCI World Index (Net Return)(2) (Reflects No Deductions for Fees and Expenses)	18.67%	11.15%	9.94%
Nasdaq Composite Index(2) (Reflects No Deductions for Fees and Expenses)	29.57%	17.47%	16.19%

*        The Fund’s Institutional Class shares were issued on December 31, 2015. Performance information shown for the Institutional Class prior to December 31, 2015, is based on the performance of the Investor Class.

(1)      After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown for Investor Class Shares only and after-tax returns for classes other than Investor Class will vary from returns shown for Investor Class.

(2)      The Fund will no longer compare its performance to the NASDAQ Composite Index. The MSCI World Index (Net Return) remains as the Fund’s primary index.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information about the Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Matthew Page, CFA, has been a portfolio manager of the Fund since May 2010. Dr. Ian Mortimer, CFA, has been a portfolio manager of the Fund since May 2011. Mr. Page and Dr. Mortimer are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, and having common rights and privileges. Each class in a multiple class fund has its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. Performance among share classes may also differ. Financial intermediaries who receive compensation for selling Fund shares may receive a different amount of compensation for selling different classes of shares. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Fund’s distributor and hold shares in an omnibus account.

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone. You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566. (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.) Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

The Fund offers two classes of shares – Institutional Class shares and Investor Class shares. Shares of both classes are available for purchase at NAV without an initial sales charge. Investor Class shares charge a shareholder servicing fee of up to 0.25% per annum of average daily net assets. Institutional Class shares do not charge a shareholder servicing fee.

Type of Account	Minimum Initial Investments	Subsequent Investments
Institutional Class
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$100,000	$5,000
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$100,000	$5,000
Retirement	$100,000	$5,000
Gift (UGMA/UTMA)	$100,000	$5,000

Investor Class
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

Shareholders of the Global Innovators Fund at the time of the inception of the Institutional Class shares are permitted to purchase Investor Class shares without regard to account or investment minimums.

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable. For additional information please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.